UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2021 (January 13, 2021)

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 350

Wayne, PA 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

Megalith Financial Acquisition Corp.

535 5th Avenue, 29th Floor

New York, NY 10017

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BMTX	NYSE American LLC
Warrants to purchase Class A Common Stock	BMTX.W	NYSE American LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

Effective at the close of business on January 13, 2021, Robert Savino is no longer an employee or officer of BM Technologies, Inc. or its subsidiaries.

Item 7.01.	Regulation FD Disclosure.

On January 19, 2021, BM Technologies, Inc. announced that James Donahue was promoted to Chief Technology Officer, effective January 13, 2021. Mr. Donahue joined the Company in October 2020 and has 25 years of experience successfully creating, implementing and supporting the technological foundation for brokerage, banking, insurance and health companies and the financial services industry. Mr. Donahue has previously served as Global Head of Cloud Architecture, Engineering and Delivery at Finastra, Chief Information and Security Officer of Interactive Advisory Software; and as a technology consultant for Protivit. In addition to his tenure at these reputable banking and technology institutions, Mr. Donahue is recognized as a leader in cloud transformational business solutions to enterprise-wide technology initiatives. Mr. Donahue spent eight years in the United States Navy and holds a Bachelor’s degree in Workforce Development from Southern Illinois University and a Master’s degree in Information Resources Management from Central Michigan University.

The information set forth in this Item 7.01 is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM Technologies, Inc.

Dated: January 19, 2021	By:	/s/ Luvleen Sidhu
Luvleen Sidhu
Chief Executive Officer